UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010, Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2015

Date of reporting period: March 16, 2014

Kavilco Incorporated Newsletter

March 16, 2015

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents, Kavilco general contact information, and a blank direct deposit request form sent to shareholders without direct deposit have not been included.

President's Report

Year One as President of Kavilco

I have been to Kasaan every summer over the last thirty five years in addition to growing up there as a child; the time spent with past President, Louie Thompson over those years was more personal in nature than professional.

As President of Kavilco, the summer of 2014 was a whole new ball game. As the major landowner in and around Kasaan anything that happens in Kasaan almost always happens on Kavilco land. For example, the city of Kasaan has two-five thousand gallon fuel tanks on property leased by Kavilco and the city now has funding to replace those aging tanks with new ones that will also be placed on city property. Part of my job this summer will be to monitor the lease agreement as the old tanks get removed. Protecting Kavilco land from encroachment is an ongoing need; as you know, people living in rural Alaska do not worry a whole lot about legal boundaries. This is just one of the reasons the Kavilco President needs to be a resident of Kasaan during the summer. In the past I felt the President could do his job with nothing more than a computer in hand, but I was wrong. Although a computer is important to the job, it is not the job.

Moving from the Vice President's position to the President's position is not unlike moving from the passenger seat in a car to the driver's seat. In the passenger's seat you know where you are and where you are headed, but as the driver you have to know how to get there. In one position you are along for the ride in the other you must keep your eye on the road.

Interest along with intensity certainly does get amped up while in Kasaan. It brings into focus something I heard a long time ago, "learning and growing is evidence of life."

Sincerely,

/s/Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Dividend Declaration

I am pleased to announce that on March 6, 2015, the Kavilco Board of Directors declared a cash dividend of $33.00 per share. This dividend was paid to shareholders of record as of March 9, 2015. The dividend was payable on March 16, 2015. This dividend reflects undistributed earnings from 2014 and a one time distribution as the result of a merger. The increased amount of this dividend is welcomed, but a rarity.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% federal income tax rate. For shareholders with 100 shares your dividend is $3,300.00. If Kavilco was not a RIC and had to pay income tax your dividend after tax would be $1,980.00. You receive an additional $1,320.00 because Kavilco does not have to pay federal income tax.

Port of Kasaan - Cruise Ship Schedule 2015

Whale House Restoration

In 2010, Kavilco and the Organized Village of Kasaan (OVK) developed a strategy to implement critical restoration work on the whale house in Kasaan with a grant from the National Park Service’s Historic Preservation Office. MRV Architects and OVK drafted the Son-i-Hat Whale House Renovation and Preservation Plan that was approved by Kavilco and OVK in 2011.

Restoration continued throughout this winter under the supervision of lead carver Glenn "Stormy" Hamar and three apprentice carvers Harley Bell Holter, Eric Hamar, and John Doe.

This project has been challenging in many ways; not only because more work was needed than anticipated, but working out how to work with heavy timbers that had to be shaped and moved. As Stormy says, "you can't just Google Longhouse Restoration and find out what to do next and how to do it." Ingenuity is being employed every step of the way. When the restoration is complete a rededication celebration will be held in Kasaan, tentatively on September 3, 2016. Now is the time to circle that date on your calendar.

Portfolio

The major increase in the spring dividend is due in large part to the merger of Kinder Morgan Partners and El Paso Pipeline Partners to form a new entity Kinder Morgan Inc. Partnerships. From both an accounting and tax perspective they are very complex businesses. In the case of this merger, undistributed partnership earnings had to be recognized along with the existing market value of the stocks. This resulted in just over $78,000 of extra income that was included in your dividend distribution.

Going forward, the merger has a downside. The partnerships had very respectable yields ranging from 5.6% to 5.95%. The new entity, Kinder Morgan Inc., has a current yield of 4.4%. Again, the reinvestment risk resurfaces with a loss in dividend income in future years.

Disinflation is still impacting the global economy. Currently, out of twenty three developed economies, fourteen have a negative inflation rate while another five have a rate of 1% or less. The major concern of central banks is that the disinflation could result in the deflation of the 1930's where there was a continuous cycle of falling prices for goods and services, and assets with declining economic activity.

Although we are not expecting deflation in the US, the risks for Europe, a major trading partner, are more serious. To further complicate matters the US dollar has been appreciating against all major global currencies but, in particular, with the Euro. To cap it all, the dollar’s strength is starting to crimp corporate profits as well. It is not beyond the bounds of possibility that earnings will fall even in the absence of a recession. The implication of the foregoing is that various economic indicators and financial markets will be negatively impacted in very short order and will easily impact 2015 and possibly beyond.

Considering the portfolio, any correction or possible bear market in the stock market will not impact the shareholder’s dividend. The greater threat to the portfolio is the long running reinvestment risks (last 4 years). Simply put, when high yielding corporate bonds mature, or as discussed above, the Kinder Morgan merger, there are no investment options to make up for the loss in revenues.

Like last year, the stock market strategy this year has been to dial back risk and concentrate on equities that have a strong record of dividend payments and, in most cases, dividend increases. Another strategy that was employed this year is purchasing ten of the highest yielding Dow Jones Industrial stocks for capital gains and dividend income purposes.

Shareholder Mae Leask 1991-2015

Shareholder Mae Leask passed away January 6th, 2015 in Seattle at the age of 93. Mae was a Kavilco shareholder since 1986, her shares were passed on to her by her brother William Calvin Irvine, original shareholder.

Mae will be missed greatly by her friends and family. She was the aunt of our President Louis L. Jones, Sr.

Our sympathies go out to her many friends and family for their loss.

Board Member Highlight

Ramona Hamar, resident of Anchorage, AK has served Kavilco, and Kavilco shareholders as a Director on the Board since 1973.

Ramona was there at the beginning for the initial timber sale, she helped Kavilco remain strong through the stock market crash of ‘87, the bond market crash of ‘94, the recession of 99, the stock market crash of 2000 and the housing bust of 2008.

Ramona has consistently advocated for shareholders. Her experience, input and dedication are invaluable. Thank you Ramona for your service.